SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2017

Xenetic Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington MA 02421
(Address of principal executive offices)

Registrant’s telephone number, including area code: 781-778-7720

_______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 27, 2017, our Board of Directors approved an Amended and Restated set of Bylaws which became immediately effective. A copy of the Amended and Restated Bylaws of Xenetic Biosciences, Inc. is attached hereto as Exhibit 3.1 and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Xenetic Biosciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire

M. Scott Maguire

President, Chief Executive Officer

Date: February 27, 2017

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